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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this Registration Statement on Amendment No. 2 to Form S-1 (File No. 333-05359) of our report dated May 1, 1996, on our audits of the consolidated financial statements and financial statement schedule of AutoBond Acceptance Corporation. We also consent to the reference to our firm under the caption 'Experts.'


                                          COOPERS & LYBRAND L.L.P.


Austin, Texas
September 17, 1996



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